UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2017

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
On June 27, 2017 DTV Holding Inc., a Delaware corporation ("DTV Holding Inc.") and an indirect subsidiary of HC2 Holdings, Inc. (the "Company"), entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with each of John N. Kyle II, Kristina C. Bruni, King Forward, Inc., Equity Trust Co FBO John N. Kyle, Tiger Eye Licensing L.L.C., Bella Spectra Corporation, Kim Ann Dagen and Michael S. Dagen, Trustees of the Kim Ann Dagen Revocable Living Trust Agreement dated March 2, 1999, Madison Avenue Ventures LLC, Paul Donner, Reeves Callaway, Don Shalhub, Shalhub Medical Investments PA, Tipi Sha, LLC, Luis O. Suau, Irwin Podhajser and Humberto Garriga to purchase in the aggregate 13,200,158 shares of the common stock of DTV America Corporation, a Delaware corporation ("DTV"), for $1.00 per share for an aggregate purchase price of $13,200,158 (the "Share Purchase Transaction"). The Share Purchase Transaction is subject to approval of the Federal Communications Commission ("FCC") and customary closing conditions. The Securities Purchase Agreement will terminate if FCC approval is not obtained on or prior to October 31, 2017 provided that in the event that a person has filed with the FCC a formal or informal objection or other pleading that seeks to petition, delay, dismiss or in any way condition the FCC approval submitted in connection with the Securities Purchase Agreement or the transaction contemplated thereby, then the Securities Purchase Agreement shall terminate if FCC approval is not obtained on or prior to December 22, 2017. Following the closing of the transaction, DTV Holding Inc. and its affiliates will own greater than 50% of the outstanding shares of common stock of DTV. The Securities Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

On June 27, 2017 DTV Holding Inc. entered into an Investor Rights Agreement (the "Investor Rights Agreement") with DTV and the other signatories party thereto which is effective upon the consummation of the Share Purchase Transaction (the "Effective Date"). The Investor Rights Agreement includes a voting agreement whereby certain former and current stockholders of DTV have agreed to provide HC2 with an irrevocable proxy for 10 years from the Effective Date to vote all shares of common stock of DTV now owned or acquired in the future, including shares of common stock of DTV acquired upon the exercise of options and warrants to purchase common stock of DTV. The Investor Rights Agreement provides, among other items, that certain stockholders have granted DTV Holding Inc. a right of first refusal to purchase shares owned by such stockholders, consent rights with respect to certain actions of DTV and approval rights of at least three DTV Holding Inc. members of the DTV board of directors for certain DTV board of director actions and preemptive rights for the issuance of shares by DTV. The Investor Rights Agreement will terminate if FCC approval of the Share Purchase Transaction is not obtained by December 22, 2017. The Investor Rights Agreement is attached hereto as Exhibit 10.2 and incorporated by reference herein.

On June 27, 2017 DTV Holding Inc. entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with each of King Forward, Inc., a Florida corporation, Tiger Eye Broadcasting Corporation, a Florida corporation, Tiger Eye Licensing L.L.C., a Florida limited liability company, and Bella Spectra Corporation, a Florida corporation (collectively, the "Sellers") for a the purchase of certain assets related to low power television station licenses and operations (the "Asset Purchase Transaction"). The aggregate purchase price (the "Asset Purchase Price") of the Asset Purchase Transaction is $2,672,707 of which 10% of the Asset Purchase Price will be paid to the Sellers at closing and 90% of the Asset Purchase Price is payable pursuant to promissory notes (collectively, the "Promissory Notes") in favor of the Sellers which provide for 7% interest and which mature in three years. The Promissory Notes are secured by a pledge of the shares of DTV License Holding Inc., a wholly owned subsidiary of DTV Holding Inc., which will be the owner of the FCC licenses purchased in the Asset Purchase Transaction. The Asset Purchase Transaction is subject to approval of the FCC and customary closing conditions. The Asset Purchase Agreement will terminate if FCC approval is not obtained on or prior to October 31, 2017 provided that in the event that a person has filed with the FCC a formal or informal objection or other pleading that seeks to petition, delay, dismiss or in any way condition the FCC approval submitted in connection with the Asset Purchase Agreement or the transaction contemplated thereby, then the Asset Purchase Agreement shall terminate if FCC approval is not obtained on or prior to December 22, 2017. The Asset Purchase Agreement is attached hereto as Exhibit 10.3 and incorporated by reference herein.

On June 27, 2017, Continental General Insurance Company, a Delaware corporation (the "Lender") and a wholly owned subsidiary of the Company, entered into an Amended and Restated Note (the "Secured Note") with DTV which provides for an aggregate loan of $2 million, of which $1 million was previously loaned to DTV on December 23, 2016 pursuant to a Secured Note dated December 23, 2016. The Secured Note provides for 14% interest of which 4% is paid in kind. The Secured Note matures on December 22, 2017 and is secured by all of the assets of DTV. The Secured Note provides for prepayment in certain situations and includes customary covenants, financial covenants and customary events of default. The Secured Note is attached hereto as Exhibit 10.4 and incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements.  Actual results, events or developments may differ materially from those anticipated or discussed in any forward-looking statement.  These statements are subject to risks, uncertainties and other factors, as discussed further in the press release attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure
HC2 Holdings, Inc. issued a press release, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Item No.	Description
10.1
Securities Purchase Agreement dated as of June 27, 2017 among DTV Holding Inc., John N. Kyle II, Kristina C. Bruni, King Forward, Inc., Equity Trust Co FBO John N. Kyle, Tiger Eye Licensing L.L.C., Bella Spectra Corporation, Kim Ann Dagen and Michael S. Dagen, Trustees of the Kim Ann Dagen Revocable Living Trust Agreement dated March 2, 1999, Madison Avenue Ventures, LLC, Paul Donner, Reeves Callaway, Don Shalhub, Shalhub Medical Investments PA, Tipi Sha, LLC, Luis O. Suau, Irwin Podhajser and Humberto Garriga.

10.2	Investor Rights Agreement dated as of June 27, 2017 between DTV Holding Inc., DTV America Corporation and other signatories party thereto.
10.3	Asset Purchase Agreement dated as of June 27, 2017 among DTV Holding Inc., King Forward, Inc., Tiger Eye Broadcasting Corporation, Tiger Eye Licensing L.L.C. and Bella Spectra Corporation.
10.4	Amended and Restated Secured Note dated December 23, 2016.
99.1	Press Release dated June 27, 2017, titled "HC2 to Acquire Majority Interest in DTV America"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2017

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer

Exhibit Index

Item No.	Description
10.1
Securities Purchase Agreement dated as of June 27, 2017 among DTV Holding Inc., John N. Kyle II, Kristina C. Bruni, King Forward, Inc., Equity Trust Co FBO John N. Kyle, Tiger Eye Licensing L.L.C., Bella Spectra Corporation, Kim Ann Dagen and Michael S. Dagen, Trustees of the Kim Ann Dagen Revocable Living Trust Agreement dated March 2, 1999, Madison Avenue Ventures, LLC, Paul Donner, Reeves Callaway, Don Shalhub, Shalhub Medical Investments PA, Tipi Sha, LLC, Luis O. Suau, Irwin Podhajser and Humberto Garriga.

10.2	Investor Rights Agreement dated as of June 27, 2017 between DTV Holding Inc., DTV America Corporation and other signatories party thereto.
10.3	Asset Purchase Agreement dated as of June 27, 2017 among DTV Holding Inc., King Forward, Inc., Tiger Eye Broadcasting Corporation, Tiger Eye Licensing L.L.C. and Bella Spectra Corporation.
10.4	Amended and Restated Secured Note dated December 23, 2016.
99.1	Press Release dated June 27, 2017, titled "HC2 to Acquire Majority Interest in DTV America"